UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2015

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Item 1.01 Entry into a Material Definitive Agreement

On July 17, 2015, Preferred Apartment Communities, Inc. (the "Company") entered into a Wholesaling Agreement (the "Wholesaling Agreement") with International Assets Advisors, LLC ("IAA") and Preferred Capital Securities, LLC ("PCS") for certain limited purposes. IAA is the exclusive dealer manager for the Company’s public offering of units ("Unit Offering") of its Series A Redeemable Preferred Stock and Warrants to purchase the Company’s common stock (the "Units") through participating broker dealers and registered investment advisors on a best-efforts basis pursuant to that certain Dealer Manager Agreement between the Company and IAA dated as of October 11, 2013 (the "Dealer Manager Agreement"). PCS is a registered broker dealer and is under common control with Preferred Apartment Advisors, LLC, the Company’s external manager.

Under the Wholesaling Agreement, PCS has agreed to: (1) identify additional soliciting dealers and registered investment advisors for the Unit Offering to IAA; (2) assist IAA in the offer and sale of the Units to broker dealers and registered investment advisors participating in the Unit Offering; and (3) assist and support IAA’s marketing efforts to participating soliciting dealers and registered investment advisors. In exchange for PCS’s services under the Wholesaling Agreement, IAA will pay to PCS a fee equal to 3% of the selling price of the Units sold in the Unit Offering after the date of the Wholesaling Agreement, less a fixed monthly fee to IAA for IAA’s services in connection with its performance of periodic closings and settlements for the Unit Offering and less any amounts re-allowed to participating broker dealers in the Unit Offering. The Wholesaling Agreement will terminate when the Dealer Manager Agreement or the Unit Offering is terminated. The Company joined the Wholesaling Agreement to provide certain representations, warranties and indemnification as the issuer under the Unit Offering and agreed to be a sponsor for IAA’s national conference. The Wholesaling Agreement also contains additional covenants, representations and warranties that are customary of similar wholesaling agreements.

The foregoing description of the Wholesaling Agreement is qualified in its entirety by reference to the Wholesaling Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Wholesaling Agreement among International Assets Advisory, LLC, Preferred Capital Securities, LLC and Preferred Apartment Communities, Inc. dated July 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: July 22, 2015	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Secretary